Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Form of Janus Investment Fund Investment Advisory Agreement- INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(143) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit
(d)(144) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(145) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Advisory Agreement - Janus Modular Portfolio Construction(R) Fund is incorporated herein by reference to Exhibit
(d)(151) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Advisory Agreement - Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(152) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Sub-Advisory Agreement - INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(153) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Form of Janus Investment Fund Sub-Advisory Agreement - INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit (d)(154) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Form of Janus Investment Fund Sub-Advisory Agreement - INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(155) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393).
Since the filing thereof, the Janus Investment Fund Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Form of Janus Investment Fund Sub-Advisory Agreement - Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(156) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393).
Since the filing thereof, the Janus Investment Fund Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Ted Hans.